Goodwill and Other Intangible Assets	12 Months Ended
Dec. 02, 2012
Goodwill and Other Intangible Assets
Goodwill and Other Intangible Assets

Note 6: Goodwill and Other Intangible Assets

        The Company assesses goodwill at least annually for impairment as of the beginning of the fiscal fourth quarter or whenever events or circumstances indicate that the carrying value of goodwill may not be recoverable from future cash flows. The Company assesses recoverability using several methodologies, including the present value of estimated future cash flows and comparisons of multiples of enterprise values to earnings before interest, taxes, depreciation and amortization ("EBITDA"). The analysis is based upon available information regarding expected future cash flows of each reporting unit discounted at rates consistent with the cost of capital specific to the reporting unit. If the carrying value of the reporting unit exceeds the indicated fair value of the reporting unit, a second analysis is performed to allocate the fair value to all assets and liabilities. If, based on the second analysis, it is determined that the implied fair value of the goodwill of the reporting unit is less than the carrying value, goodwill is considered impaired.

        No impairment of goodwill was identified related to the Company's reporting units during fiscal 2012, 2011 or 2010 related to goodwill. Accumulated goodwill impairment losses recorded as of December 2, 2012 and November 27, 2011 are $28.6 million.

        The changes in the carrying amount of goodwill for the years ended December 2, 2012 and November 27, 2011 are as follows (in thousands):

Balance as of November 28, 2010	$361,958
Decrease due to foreign currency translation	(932)

Balance as of November 27, 2011	$361,026
Additions due to acquisition of Comfort Revolution	357
Increase due to foreign currency translation	1,846

Balance as of December 2, 2012	$363,229

        The Company's intangible assets as of December 2, 2012 and November 27, 2011, consisted of the following:

	December 2, 2012			November 27, 2011
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted Average Useful Life
Licenses	$4,615	$(4,615)	$—	$4,612	$(3,496)	$1,116	—
Trademarks	3,100	(73)	3,027	—	—	—	11.5
Intellectual property	3,300	(95)	3,205	—	—	—	9.5
Customer relationships	8,700	(223)	8,477	—	—	—	10.5

Total intangible assets	$19,715	$(5,005)	$14,710	$4,612	$(3,496)	$1,116	10.5

        Amortization expense related to intangible assets was $0.7 million in fiscal 2012 and $0.3 million for fiscal 2011 and 2010, and has been recorded as a component of royalty income, net within the accompanying Consolidated Statements of Operations. Costs to renew or extend the term of a recognized intangible asset are expensed as incurred. The Company has the ability to extend the license outstanding for an additional term of five years after the completion of the initial term. The Company expects to recognize amortization expense relating to these intangibles of $1.4 million in each of the years from 2013 through 2017 and $7.5 million thereafter.

        The Company's fiscal 2012 annual evaluation for impairment of finite-lived intangible assets indicated a potential impairment of the Company's Bassett license due to significantly decreased sales of product attributable to this brand during the current year. As a result, the Company estimated the fair value of this license using an income approach. Based upon the comparison of its fair value and carrying value, an impairment charge of $0.8 million was recorded in fiscal 2012 to impair the entire remaining balance of this license. The Company did not record any impairment charges during fiscal 2011 or 2010 related to other intangible assets.